Exhibit 10.43

FIRST AMENDMENT TO LEASE

This FIRST AMENDMENT TO LEASE (“First Amendment”) is made this 29th day of January, 2010 by and between Cypress Court Operating Associates, Limited Partnership, a New Mexico limited partnership (“Landlord”) and Southern Bay Energy, L.L.C., a Texas limited liability company (“Tenant”).

RECITALS:

WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated September 25, 2008 covering certain leased premises (“Leased Premises”) containing 13,755 square feet of Net Rentable Area in Suite 220 and Suite 225 on the second floor of the building commonly known as Cypress Court (“Building”) located at 110 Cypress Station Drive in Houston, Harris County, Texas; and

WHEREAS, the Lease Agreement and this First Amendment, including any and all exhibits, addenda, riders, estoppels and letter agreements, shall hereinafter be collectively referred to as the “Lease Agreement”; and

WHEREAS, Tenant desires to extend the term of the Lease Agreement and expand the Leased Premises; and Landlord and Tenant further agree to amend the Lease to reflect same;

AGREEMENTS:

NOW, THEREFORE, for and in consideration of the sum of ten and no/100 dollars ($10.00) and other valuable consideration paid by each party to the other, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant do hereby amend the Lease Agreement as follows:

1. Leased Premises. Effective on the Leasehold Improvements Completion Date (as defined below), the Leased Premises, as defined in the Lease Agreement, shall be increased from 13,755 square feet of Net Rentable Area to 15,809 square feet of Net Rentable Area (See Exhibit “A” attached hereto and incorporated herein).

2. Leasehold Improvements. The Leased Premises shall be delivered to Tenant and Tenant shall accept same, in its current “AS IS, WHERE IS” condition subject to the construction of leasehold improvements, if any, set forth and described on Exhibit B attached hereto and made a part hereof for all purposes. Tenant acknowledges that no representations as to the repair of the Leased Premises or the Building, nor promises to alter, remodel or improve the Leased Premises or the Building, have been made by Landlord, except as are expressly set forth in this Lease Agreement.

3. Term. The term of this Lease Agreement (the “Term”) shall be 60 months and shall commence on the Leasehold Improvements Completion Date , which is anticipated to be May 1, 2010 (the “Leasehold Improvements Completion Date”), less the total number of days of

Tenant Delay (as defined on Exhibit B) (such date being herein referred to as the “Commencement Date”) and, unless sooner terminated or renewed and extended in accordance with the terms and conditions set forth herein, shall expire at 11:59 p.m. on April 30, 2015 (the “Expiration Date”).

4. Base Rent. The Base Rent for the “Leased Premises” shall be payable in monthly installments, on or before the first day of each month as follows:

Months Following the Commencement Date	Annual Base Rent Rate Per Square Foot of Net Rentable Area	Annual Base Rent	Monthly Payment
1-12	$13.50	$213,421.56	$17,785.13
13-24	$14.00	$221,325.96	$18,443.83
25-36	$14.50	$229,230.48	$19,102.54
37-48	$15.00	$237,135.00	$19,761.25
49-60	$15.50	$245,039.52	$20,419.96

5. Additional Rent / Operating Expenses. As of the Effective Date, the “Premises” shall have a Proportionate Share of 16.55% which is the percentage obtained by dividing (i) Tenant’s rentable Square Feet by (ii) the total Rental Square Feet in the Building and shall have a Base Year of 2010.

6. Exhibit C. – Parking Agreement. Landlord hereby agrees to make available to Tenant during the full Term of this First Amendment, seven (7) reserved parking spaces and fifty-five (55) unreserved parking spaces (hereinafter collectively referred to as the “Parking Spaces”) on the Building surface parking lot (hereinafter referred to as the “Surface Lot”), upon the terms and conditions set forth in Exhibit C of the Lease Agreement.

7. Termination Option. Section 52 of the Lease Agreement is hereby deleted in its entirety and replaced with the following language:

A. Subject to and upon the terms, provisions and conditions set forth in this Section 7, Tenant shall have the option (the “Termination Option”) to terminate this Lease Agreement effective on the last day of the thirty-sixth (36th) month of the Term (the “Early Termination Date”). In order to exercise the Termination Option, Tenant must (i) give Landlord written notice of its exercise of the Termination Option not later than four (4) months prior to the Early Termination Date and (ii) concurrently with the delivery of such notice, pay the Termination Fee (as hereinafter defined) to Landlord. If Tenant fails to give notice of exercise of the Termination Option by such deadline, such Termination Option shall be deemed waived and of no further force and effect. If Tenant gives notice of exercise of the Termination Option by such deadline but fails to pay the Termination Fee to Landlord, Landlord may at its option either (i) deem the Termination Option waived and of no further force and effect or (ii) enforce the termination of this Lease Agreement, effective as of such Early Termination Date, and Tenant’s obligation to pay the Termination Fee. The provisions of this Section 7 shall survive the expiration or termination of this Lease Agreement.

B. The “Termination Fee” shall be an amount equal to the sum of the unamortized portion of the Lease Costs (as hereinafter defined) as of the relevant Early Termination Date. For purposes of calculating the Termination Fee, each component or item of Lease Costs will be deemed to be amortized in equal monthly installments over the period beginning with the Commencement Date and continuing through the end of the Term, amortized at a ten percent (10%) annual percentage rate. “Lease Costs” means the (i) out-of-pocket costs incurred by Landlord in connection with the Leasehold Improvements, (ii) the leasing commissions and reasonable legal fees incurred by Landlord in connection with the execution of this Lease Agreement and (iii) all construction costs, architectural and engineering fees, leasing commissions, reasonable legal fees, relocation reimbursements and other costs incurred by Landlord in connection with Tenant’s lease of any preferential space or other additional space in the Building after the execution of this Lease Agreement.

C. The Termination Option may be exercised by Tenant only if, at the time of such exercise and on the relevant Early Termination Date, no event of default exists (unless Landlord, in its sole discretion, elects to waive such condition). If such condition is communicated to, but not cured by, Tenant (unless waived by Landlord), the Termination Option shall be deemed waived by Tenant, and any purported exercise thereof shall be null and void.

8. Right of First Refusal:

A. Subject only to the renewal options, expansion options, rights of first offer and rights of first refusal of other tenants in the Building granted by Landlord prior to the Effective Date or which are included in any lease executed after the Effective Date as to which Tenant failed or elected not to exercise its right of refusal under this Section 8, Tenant shall have a continuing right of first refusal (the “Right of First Refusal”) during the Term with respect to any available space in the Building that is contiguous to the Leased Premises (“ROFR Space”).

B. In the event Landlord desires to accept an offer to lease any of the ROFR Space from any third party (a “Lease Offer”), as evidenced by a term sheet or letter of intent, signed by the third party prospect (subject to any confidentiality requirements of such third party prospect prohibiting disclosure of its name), Landlord shall give Tenant written notice thereof (the “Availability Notice”), which notice shall include the Lease Offer. If such Availability Notice is delivered to Tenant, Tenant shall have ten (10) days from the date of receipt of the Availability Notice to either (i) irrevocably elect to lease said space under the Terms of the Lease Offer, by delivering written notice thereof (the “Election Notice”) to Landlord within such ten (10) day period, or (ii) notify Landlord that it does not desire to lease said space. In the event Tenant (i) notifies Landlord that it does not desire to lease said space or (ii) fails to deliver the Election Notice to Landlord within said ten (10) day period, Tenant shall be deemed to have elected not to lease said space, and Landlord shall have a period of ninety (90) days thereafter to lease such ROFR Space to such third party tenant prospect upon the terms set forth in the Availability Notice, except that (i) the space actually leased may be ten percent (10%) greater or less than that set forth in the Lease Offer, and (ii) the lease may be different from the Lease Offer in other immaterial respects. If Landlord does not enter into such a lease of such ROFR Space with such third party tenant prospect within said ninety (90) day period, or if Landlord desires to enter into a lease of the ROFR Space with another party or with such third party tenant prospect in which

(i) the space actually leased is more than ten percent (10%) greater or less than the square footage specified in the Availability Notice or (ii) the lease terms vary in respects that are material (such as the addition of an early termination provision) or decrease the rent or other economic obligations of the tenant reflected in the Lease Offer, Tenant shall again have a right of refusal on such ROFR Space as set forth in this Section 8.

C. If Tenant exercises a Right of First Refusal, then effective as of the date that is the earlier to occur of (1) the date Tenant occupies all or any portion of the ROFR Space for the purpose of conducting its business therein and (2) sixty (60) days following the date Landlord delivers possession of the ROFR Space to Tenant (the “ROFR Space Delivery Date”), such ROFR Space shall become a part of the Leased Premises, the annual Base Rent per square foot of Net Rentable Area for such ROFR Space shall be equal to the Base Rent stated in the Lease Offer, and such ROFR Space shall be subject to all of the terms, provisions and conditions of this Lease Agreement, except for any terms, covenants and conditions that are expressly or by their nature inapplicable to such ROFR Space, except that (i) Base Rent and Tenant’s Additional Rent with respect to such ROFR Space shall commence to accrue on the earlier to occur of (1) the date Tenant occupies all or any portion of such ROFR Space for the purpose of conducting its business therein and (2) sixty (60) days after Landlord’s delivery of the ROFR Space to Tenant, (ii) such ROFR Space and any and all leasehold improvements therein will be provided in the condition they exist (i.e. “AS IS” and “WITH ALL FAULTS”) on such delivery date; and (iii) the Term of this Lease Agreement insofar as it relates to such ROFR Space shall be equal to the longer of (i) the Term with respect to the Leased Premises or (ii) the term set forth in the Availability Notice. This Lease Agreement shall be deemed to have been automatically amended in accordance with this Section 50.C as of the date of the Election Notice, and Tenant and Landlord shall thereafter promptly (but in no event longer than fifteen (15) days after Landlord’s submission of the amendment to Tenant) execute and deliver an appropriate amendment of this Lease Agreement to evidence the foregoing.

D. Notwithstanding any provision herein to the contrary, Tenant shall not have the right to lease the ROFR Space pursuant to this Section 8 if, at the time Tenant exercises such Right of First Refusal or on the applicable ROFR Space Delivery Date, Tenant is in default under this Lease Agreement beyond any applicable notice and cure period. Any termination of this Lease Agreement shall also terminate the Right of First Refusal. Tenant shall not have the right to assign the Right of First Refusal to any subtenant of the Leased Premises or assignee of this Lease Agreement, nor may any such subtenant or assignee exercise such Right of First Refusal.

Except as modified and amended herein, all other terms and conditions of the Lease Agreement are hereby ratified and affirmed in all respects.

IN WITNESS WHEREOF, Landlord and Tenant, acting herein by duly authorized individuals, have caused these presents to be executed in multiple counterparts, each of which shall have the force and effect of an original on this 29th day of January, 2010 (the “Effective Date”).

LANDLORD:		TENANT:

CYPRESS COURT OPERATING ASSOCIATES, LIMITED PARTNERSHIP		SOUTHERN BAY ENERGY, L.L.C.

By:	BGK Cypress Court LLC, General Partner

By:	/s/ J. Peter Mehlert	By:	/s/ Howard E. Ehler
Name:	J. Peter Mehlert	Name:	Howard E. Ehler
Title:	President, BGK Texas Property Mgmt, LLC as Agent For	Title:	Vice President-Chief Financial Officer

EXHIBIT A

FLOOR PLAN OF THE LEASED PREMISES

Lease

Premises

15,809 SF of

NRA

EXHIBIT B

LEASEHOLD IMPROVEMENTS

1. Work by Landlord. Landlord shall cause to be constructed and/or installed in the Leased Premises the permanent leasehold improvements and tenant finish more particularly described in those certain plans attached hereto as Exhibit B-1 through B-4 (the “Leasehold Improvements”). The leasehold construction will be performed by a general contractor of Landlord’s choice.

2. Planning and Construction. Landlord and Tenant shall cooperate in good faith in the planning and construction of the Leasehold Improvements, and Tenant shall respond promptly to any request from Landlord or Landlord’s architect or contractor for Tenant’s approval of any particular aspect thereof, it being agreed and understood that it is the intent and desire of the parties that the Leased Premises be ready for Tenant’s occupancy on or before the Estimated Leased Premises Delivery Date.

3. Quality of Work. Landlord shall supervise the construction of the Leasehold Improvements and shall use its diligent good faith efforts to cause same to be constructed and installed in a good and workmanlike manner in accordance with good industry practice.

4. Completion of Construction. The “Leasehold Improvements Completion Date” shall mean the date upon which the Leasehold Improvements are substantially complete. The phrase “substantially complete” shall mean that all construction debris has been removed from the Leased Premises and the Leased Premises are reasonably clean, the Leased Premises may reasonably be used and occupied for the purposes intended by the Tenant and the progress of the construction of the Leasehold Improvements to date is such that final completion of the Leasehold Improvements can occur within a reasonable period of time and without undue interference to the Tenant’s use of the Leased Premises. If the Leased Premises are not ready for occupancy by the Estimated Leased Premises Delivery Date for any reason, Landlord shall not be liable or responsible for any claims, damages or liabilities in connection therewith or by reason thereof.

5. Tenant Delay. As used herein, “Tenant Delay” shall mean the sum of (i) the number of days of delay in responding to Landlord’s request for approval of any documentation in connection with the Leasehold Improvements, (ii) the number of days of delay in preparing any of such documentation caused by changes requested by Tenant to any aspect of the Leasehold Improvements which were reflected in the documentation theretofore approved by Tenant, and (iii) the positive difference, if any, between the increase and decrease in the number of days required to complete the Leasehold Improvements caused by changes requested by Tenant to the working drawings after Tenant’s approval thereof.

6. Disclaimer of Warranty. TENANT ACKNOWLEDGES THAT THE CONSTRUCTION AND INSTALLATION OF THE LEASEHOLD IMPROVEMENTS WILL BE PERFORMED BY AN UNAFFILIATED CONTRACTOR OR CONTRACTORS AND THAT ACCORDINGLY LANDLORD HAS MADE AND WILL MAKE NO WARRANTIES TO TENANT WITH RESPECT TO THE QUALITY OF CONSTRUCTION THEREOF OR AS TO THE CONDITION OF THE LEASED PREMISES, EITHER EXPRESS OR IMPLIED, AND THAT LANDLORD EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTY THAT THE LEASED PREMISES ARE OR

WILL BE SUITABLE FOR TENANT’S INTENDED COMMERCIAL PURPOSE. AS SET FORTH IN SECTION 27 OF THIS LEASE, TENANT’S OBLIGATION TO PAY BASE AND ADDITIONAL RENTAL HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE LEASED PREMISES OR THE BUILDING OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER, AND TENANT SHALL CONTINUE TO PAY THE BASE AND ADDITIONAL RENT WITHOUT ABATEMENT, SETOFF OR DEDUCTION, NOTWITHSTANDING ANY BREACH BY LANDLORD OF ITS DUTIES OR OBLIGATIONS HEREUNDER, WHETHER EXPRESS OR IMPLIED. However, Landlord agrees that in the event that any defect in the construction of the Leasehold Improvements are discovered, Landlord will diligently pursue and seek to enforce any warranties of the contractor(s) and/or the manufacturer of any defective materials incorporated therein.

7. Cost of Leasehold Improvements. Landlord shall pay all costs and expenses of the Leasehold Improvements (including but not limited to, all labor, materials, architectural and engineering costs, permits reports and construction and occupancy certificates).

EXHIBIT B-1

LEASEHOLD IMPROVEMENTS

Southern Bay Expansion

110 Cypress Station
Level 02

FURNITURE

ALT. SCH1

NEW PARTITIONS ARE SHOWN SHADED IN. (TYP.)

AT ALL ITEMS CALLED OUT AS BEING DEMO'D, CONTRACTOR MUST INVESTIGATE EXIST. CONDITIONS TO VERIFY THAT ITEM CAN BE REMOVED AND TO DETERMINE THE AMOUNT OF WORK MADE NECESSARY TO REMOVE IT (INCLUDING DEACTIVATION OR RELOCATION OF SERVICES ASSOCIATED WITH THAT ITEM).

FURNITURE LAYOUTS ARE SCHEMATIC AND DO NOT REPRESENT TENANT'S ACTUAL FURNITURE SIZES OR QUANTITIES.

THESE DRAWINGS ARE FOR DESIGN INTENT ONLY (NOT FOR CONSTRUCTION) AND MAY NOT BE TO SCALE. ADDITIONAL CODE COMPLIANCE AND PRICING INFORMATION WILL BE INCLUDED IN CONSTRUCTION DRAWINGS (TO BE PROVIDED LATER)

LEGEND

- NEW DUPLEX OUTLET
- EXISTING DUPLEX OUTLET TO REMAIN
- EXISTING FOURPLEX OUTLET TO REMAIN
- EXISTING TELEPHONE/DATA PULL & PLATE TO REMAIN
- NEW TELEPHONE/DATA PULL
- EXISTING OUTLET ON DEMO'D PARTITION

ALL OUTLETS IN PROXIMITY OF PLUMBING MUST BE GFI

ATRIUM
ATRIUM
MECH.
MECH.

SCHEMATIC FLOOR PLAN

NOT TO SCALE

EXHIBIT B-2

LEASEHOLD IMPROVEMENTS

ALT. SCHI

DEMOLITION

Southern Bay Expansion

110 Cypress Station
Level 02

NEW PARTITIONS ARE SHOWN SHADED IN. (TYP.)

AT ALL ITEMS CALLED OUT AS BEING DEMO'D, CONTRACTOR MUST INVESTIGATE EXIST. CONDITIONS TO VERIFY THAT ITEM CAN BE REMOVED AND TO DETERMINE THE AMOUNT OF WORK MADE NECESSARY TO REMOVE IT (INCLUDING DEACTIVATION OR RELOCATION OF SERVICES ASSOCIATED WITH THAT ITEM).

FURNITURE LAYOUTS ARE SCHEMATIC AND DO NOT REPRESENT TENANT'S ACTUAL FURNITURE SIZES OR QUANTITIES.

THESE DRAWINGS ARE FOR DESIGN INTENT ONLY (NOT FOR CONSTRUCTION) AND MAY NOT BE TO SCALE. ADDITIONAL CODE COMPLIANCE AND PRICING INFORMATION WILL BE INCLUDED IN CONSTRUCTION DRAWINGS (TO BE PROVIDED LATER).

LEGEND

- NEW DUPLEX OUTLET
- EXISTING DUPLEX OUTLET TO REMAIN
- EXISTING FOURPLEX OUTLET TO REMAIN
- EXISTING TELEPHONE/DATA PULL & PLATE TO REMAIN
- NEW TELEPHONE/DATA PULL
- EXISTING OUTLET ON DEMO'D PARTITION

ALL OUTLETS IN PROXIMITY OF PLUMBING MUST BE GFI

ATRIUM
ATRIUM
MECH.
MECH.

SCHEME #: FLOOR PLAN

NOT TO SCALE

EXHIBIT B-3

LEASEHOLD IMPROVEMENTS

FINISH NOTES

A. ALL WALLS WILL RECEIVE NEW BUILDING STANDARD PAINT (SATIN LATEX – COLOR BY TENANT) ONE COLOR PER SUITE, UNLESS NOTED OTHERWISE.

B. ALL WALLS WILL RECEIVE BUILDING STANDARD RESILIENT BASE. (COLOR BY TENANT), ONE COLOR PER SUITE UNLESS NOTED OTHERWISE. (EXPANSION AND EXISTING SUITE)

C. ALL FLOORS WILL RECEIVE BUILDING STANDARD DIRECT GLUE CARPET (COLOR BY TENANT) UNLESS NOTED OTHERWISE. ALL CARPET AND V.C.T FLOORS ARE ONE COLOR PER SUITE UNLESS NOTED OTHERWISE. (EXPANSION AND EXISTING SUITE)

D. THE CONTRACTOR WILL DEMO ANY WALLCOVERING IN EXPANSION AREA AND KEEP ALL WALL COVERING IN EXISTING SUITE.

E. ANY EXISTING TILE FLOOR IN EXISTING SUITE WILL REMAIN (CLEAN AND WAX) U.N.O.

THE TENANT AGREES THAT THIS NOTES SHEET (AND THE ATTACHED PLAN OF THE SAME DATE) REPRESENTS ALL OF THE LEASE IMPROVEMENTS AND FACILITIES TO BE PROVIDED BY THE LANDLORD. ANY TENANT REQUIRED CHANGES TO THE DRAWINGS OR NOTES HAVE BEEN MADE ON RED ON THIS NOTES SHEET (OR ON THE ATTACHED PLAN OF THE SAME DATE) AND NO OTHER CHANGES OR ADDITIONS HAVE BEEN PLANNED OR PROMISED. THE TENANT UNDERSTANDS THAT ANY FUTURE CHANGES, REVISIONS OR ADDITIONS WILL BE SUBJECT TO COST REVIEW BY THE CONTRACTOR (AND THAT ANY ADDITIONAL COSTS WILL BE THE RESPONSIBILITY OF THE TENANT).

______________________ ______________
TENANT DATE

______________________ ______________
LANDLORD DATE

SPECIAL TENANT REQUIREMENTS (SUPPLIED/INSTALLED BY CONTRACTOR)

YES	NO	
X		DEDICATED OUTLET FOR COPY MACHINE
	X	DEDICATED OUTLET FOR PHONE SYSTEM
	X	OTHER DEDICATED OUTLET (QUANTITY =0)
	X	AUXILIARY/SUPPLEMENTAL HVAC UNIT
	X	POWER TO HIGH USAGE ELECT. EQUIPMENT (ABOVE .5 KVA)
	X	SPECIAL WALL COVERINGS (OTHER THAN PAINT)
	X	POWER AND SPECIAL WIRING FOR TENANT'S U.P.S. SYSTEM.

STANDARD PRICING GUIDELINES

* A. THESE NOTES ARE FOR PRELIMINARY PRICING USE ONLY AND SHOULD NOT BE USED FOR CONSTRUCTION. ALL ROOM SIZES ARE ROUNDED OFF AND DO NOT REPRESENT ACTUAL CONSTRUCTION DIMENSIONING. BID PRICES WILL CHANGE AT FORMAL BIDDING.

* B. UNLESS NOTED OTHERWISE, THE CONTRACTOR WILL RELOCATE GRILLES, INSTALL DUCT, AND REBALANCE THE HVAC SYSTEM AS REQUIRED BY THE CONSTRUCTION.

* C. ALL INTERIOR PARTITIONS WILL MATCH THE EXISTING BUILDING STANDARD UNLESS NOTED OTHERWISE. THIS INCLUDES ANY HEAD TRIM AND STANDARD BASE TREATMENT. IN ADDITION, ANY INTERIOR GLASS MUST BE FRAMED WITH BUILDING STANDARD FRAMES UNLESS NOTED OTHERWISE. IMPORTANT: IF ANY EXISTING PARTITIONS IN THE SUITE DO NOT HAVE BUILDING HEAD, BASE OR FINISH TREATMENT, THE CONTRACTOR SHOULD CONTACT THE BUILDING MANAGER FOR INSTRUCTIONS.

* D. ALL NEW DOORS AND FRAMES TO MATCH BUILDING STANDARD UNLESS NOTED OTHERWISE.

* E. PROVIDE NEW BUILDING STANDARD PAINT, CARPET, AND BASE UNLESS NOTED OTHERWISE ON THE SCHEMATIC PLAN NOTES.

* F. RELOCATE AND SUPPLEMENT THE EXISTING LIGHTING AS REQUIRED BY EXISTING CONDITIONS. PRELIMINARY COST ESTIMATE OF LIGHTING RELOCATION SHOULD BE BASED ON LEAVING A VIABLE LIGHTING LAYOUT FOR EACH ROOM. (ACTUAL REFLECTED CEILING PLANS WILL BE PROVIDED IN CONSTRUCTION DOCUMENTS.

* G. THE CONTRACTOR MUST SUPPLY/INSTALL FLOOR MOUNTED DOOR STOPS AT ALL DOORS.

* H. AT ALL NEW OR DEMO'D CORRIDOR DOORS, CONTRACTOR WILL EXAMINE EXIST. CONDITIONS TO DETERMINE THE EXTENT OF NEW CORRIDOR FINISHES REQUIRED TO RECOVER AND REPAIR WALL AND FLOOR FINISHES.

* I. AT ALL NEW DOORS (OR AT DOORS THAT ARE BEING MOVED OR ALTERED) THE CONTRACTOR MUST INSTALL/SUPPLY NEW LEVER STYLE DOOR HARDWARE (TO MATCH BLDG. STD. FINISH). THESE DOORS MUST ALSO BE 36"W (FINISH TO BE BLDG. STD.)

* J. AT ANY ROOMS CALLED OUT AS RECEIVING A VENT FAN, THE FAN MUST BE VENTED TO THE BUILDING EXTERIOR UNLESS THE BUILDING MANAGER NOTIFIES THE CONTRACTOR OTHERWISE.

* K. CONTRACTOR'S PRICING MUST BE BASED UPON THE ASSUMPTION THAT NO EXISTING BLDG. STOCK DOORS, FRAMES AND HARDWARE ARE AVAILABLE (OTHER THAN FREE STOCK LOCATED IN THE SUITE). ALL BIDS MUST INCLUDE A PER UNIT DEDUCT PRICE FOR ANY FRAMES, DOORS AND HARDWARE MADE AVAILABLE BY THE BLDG. MANAGEMENT.

Southern Bay Expansion

110
Cypress Station Drive

Level 02

Radian

Issue Name	Date
SCHEME #1	12.22.09
ALT.SCHEME #1	12.22.09

Project Area:
SEE PLAN
Project Number:
0963.07
Scale:
N.A.
Sheet Number:

ALT.SCHEME 1
PG2 NOTES

EXHIBIT B-4

LEASEHOLD IMPROVEMENTS

1. INDICATES EXISTING SINK AND MILLWORK TO REMAIN (NO NEW WORK). NO ATTEMPT HAS BEEN MADE TO INSPECT OR CERTIFY THAT THIS MILLWORK PRESENTLY COMPLIES WITH A.D.A. ACCESSIBILITY RULES. ANY FUTURE REQUIREMENT FOR BRINGING THIS MILLWORK INTO A.D.A. COMPLIANCE WILL BE THE RESPONSIBILITY OF THE TENANT. IF BUILD-OUT COST FOR THIS SUITE EXCEEDS $50,000.00, THE CONTRACTOR MUST UPGRADE AND REMODEL THE NON COMPLIANT ITEMS AND INCLUDE THE COST OF REMODELING IN THAT BID. IF THIS SINK HAS AN EXISTING SUMP PUMP THE CONTRACTOR MUST INSPECT AND REPAIR IF REQUIRED. ALSO NOTIFY MANAGER THAT SINK HAS SUMP PUMP.

2. THE CONTRACTOR WILL SUPPLY AND INSTALL NEW ANGULAR RECESSED ENTRY AS SHOWN (RATED DOOR WITH LOCKSET AND CLOSER).

3. EXISTING FIRE HOSE CLOSET AND CABINET TO REMAIN. DO NOT BLOCK, DISABLE, OR OTHERWISE IMPAIR.

4. THE CONTRACTOR WILL SUPPLY AND INSTALL BUILDING STANDARD METAL END CAP AT ALL UNATTACHED PARTITION ENDS.

5. THE CONTRACTOR WILL DEMO EXISTING STAINED WOOD BOOKCASES AND RELOCATE WALL AND DOORS AS SHOWN.

6. THE EXISTING DOOR AND FRAME DOES NOT HAVE A.D.A. COMPLIANT CLEARANCES AT THE DOOR JAMB. IF THE BUILD OUT COST FOR THIS SUITE IS $50,000.00 OR MORE, THIS DOOR, FRAMES AND JAMB MUST BE RE-WORKED TO BRING THEM INTO A.D.A. COMPLIANCE.

7. INDICATES EXISTING SIDE LIGHT TO REMAIN. THE CONTRACTOR WILL INSPECT TO VERIFY THAT EXISTING GLASS IS TEMPERED OR SAFETY GLASS. PROVIDE ALTERNATE PRICE FOR REPLACING AS REQUIRED.

8. HATCHED/SHADED AREAS ARE AREAS NOT VISIBLE TO THE ARCHITECT AT THE TIME OF SITE VISIT (OBSCURED BY FURNITURE). BECAUSE THE AREA WAS NOT VISIBLE, IT WAS NOT POSSIBLE TO SEE IF EXISTING ELECTRICAL OR TELEPHONE OUTLETS WERE IN PLACE. THE ARCHITECT MAY HAVE SHOWN SOME NEW OUTLETS IN THOSE LOCATIONS WHICH MAY BE UNECCESARY IF EXISTING OUTLETS WITH MATCHING SPECIFICATIONS ARE FOUND.

Southern Bay Expansion
110
Cypress Station Drive
Level 02

Radian

Issue Name	Date
SCHEME #1	12.22.09
ALT.SCHEME #1	12.22.09

Project Area: **SEE PLAN**
Project Number: **0963.07**
Scale: **N.A.**
Sheet Number:

ALT.SCHEME 1
PG1 NOTES